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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






         Date of Report (Date of Earliest Event Reported)     March 17, 1999
                                                            -------------------

                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-64337                                      52-1995940
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Key Center, 127 Public Square, Cleveland, Ohio                  44114
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (216) 689-3335
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

         The Registrant is filing the final form of the exhibit listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.


Exhibit
  No.             Document Description
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8.1               Tax opinion of Thompson Hine & Flory LLP dated as of
                  March 17, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KEY CONSUMER ACCEPTANCE CORPORATION
                                  (Registrant)




Dated: March 22, 1999             By:      /s/ Richard Hawrylak
                                           ----------------------------------
                                  Name:    Richard Hawrylak
                                           ----------------------------------
                                  Title:   Assistant Secretary
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                                INDEX TO EXHIBITS


Exhibit
  No.             Document Description
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 8.1              Tax opinion of Thompson Hine & Flory LLP dated as of
                  March 17, 1999.